                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 11, 2000
                                                                 ---------


                        SYBRON INTERNATIONAL CORPORATION
                        --------------------------------
      (DOING BUSINESS AS "APOGENT TECHNOLOGIES" AND PROPOSED TO BE RENAMED
                           APOGENT TECHNOLOGIES INC.)
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         WISCONSIN                          1-11091                  22-2849508
         ---------                          -------                  ----------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE           (I.R.S. EMPLOYER
  OF INCORPORATION)                 NUMBER)                  IDENTIFICATION NO.)



                               48 CONGRESS STREET
                        PORTSMOUTH, NEW HAMPSHIRE, 03801
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (603) 433-6131
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

              411 EAST WISCONSIN AVENUE, MILWAUKEE, WISCONSIN 53202 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On December 11, 2000, Sybron International Corporation, completed the spin-off of its dental business as a separate publicly traded company. In connection with the spin-off, Sybron International Corporation began doing business as "Apogent Technologies," and is referred to herein as the "Company" or "Apogent." The Company will seek shareholder approval at its 2001 annual meeting of shareholders to formally change its name to "Apogent Technologies Inc."

         The spin-off of the Company's dental business was effected by way of a pro rata dividend (the "Distribution") of the stock of Sybron Dental Specialties, Inc. ("SDS") (formally known as SDS Holding, Co.) to the Company's shareholders of record on November 30, 2000 (the "Record Date"). SDS now owns and operates all of the dental group businesses, including those operated by the Company's former subsidiary, Sybron Dental Management, Inc. ("SDM") (formally known as Sybron Dental Specialties, Inc.). In connection with the Distribution, SDM became a wholly owned subsidiary of SDS. In the Distribution, the Company's shareholders received one share of SDS common stock and related preferred stock purchase rights for every three shares of Sybron International Corporation common stock owned as of the Record Date. SDS is now an independent public company operating the dental business, which consists of Sybron International's former Professional Dental, Orthodontics and Infection Control Products business segments (the "Dental Business"). The Company will continue to operate its laboratory products business, which comprises Labware and Life Sciences, Clinical and Industrial, Diagnostics and Microbiology, and Laboratory Equipment business segments (the "Laboratory Business"). As an independent public company, SDS's stock trades on the New York Stock Exchange ("NYSE") under the symbol "SYD".

         The Company received a ruling from the Internal Revenue Service to the effect that, for federal income tax purposes, the Distribution will be tax-free to the Company, SDS and the shareholders of the Company, except as to any cash received by shareholders in lieu of fractional shares of SDS.

         As set forth above the Company intends to formally change its name to "Apogent Technologies Inc." The name change requires shareholder approval, which the Company will seek at its 2001 annual meeting. The Company began doing business as "Apogent Technologies" upon completion of the Distribution, and in connection therewith on December 12, 2000, the Company's stock began trading on the NYSE under the symbol "AOT" (instead of its former symbol "SYB").

         Immediately prior to the Distribution, SDM paid a dividend (the "Dividend") to the Company, which was used to settle all intercompany loans and advances and to reflect an allocation of bank debt to SDS. The allocation of bank debt to SDS was $375 million. Apogent has obtained financing separately from SDS by refinancing its former credit facilities (the "Refinancing").

         Further information concerning the Distribution and related matters is contained in (a) the Information Statement, dated November 9, 2000, contained in Amendment No. 2 on Form 10/A to the Registration Statement on Form 10 filed by SDS with the Securities and Exchange Commission and the New York Stock Exchange to register the SDS common stock and the associated preferred stock purchase rights pursuant to Section 12(b) of the Securities Exchange Act of 1934, (b) our Current Report on Form 8-K dated November 8, 2000, and (c) our Annual Report on Form 10-K for the fiscal year ended September 30, 2000. The agreements between the Company and SDS in connection with the Distribution are listed in the
Exhibit Index to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(b)     Pro forma financial information:

        The following unaudited pro forma consolidated financial statements of Sybron International and subsidiaries, which give effect to (1) the Distribution, (2) the Refinancing, and (3) the Dividend, are set forth below:

        Pro Forma Consolidated Statement of Income for the year ended September 30, 2000

        Pro Forma Consolidated Balance Sheet as of September 30, 2000

        Notes to Pro Forma Consolidated Financial Statements

(c)     Exhibits:

        See the Exhibit Index following the Signature Page of this report, which is incorporated herein by reference.

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

         The following unaudited pro forma consolidated statement of income for fiscal 2000 gives effect to the Distribution, Refinancing, and Dividend as if they had occurred on October 1, 1999. The unaudited pro forma consolidated balance sheet data gives effect to the Distribution, Refinancing and Dividend as if they had occurred on September 30, 2000.

         The unaudited pro forma consolidated financial statements have been derived from the historical consolidated financial statements of the Company. The pro forma adjustments, as described in the notes that follow, are based upon available information and upon certain assumptions that management believes are reasonable. This information should be read in conjunction with the Company's consolidated financial statements contained in the Company's 2000 Annual Report on Form 10-K. The unaudited pro forma consolidated financial statements are included for comparative purposes only and do not purport to be indicative of the results of the Company in the future or what the financial position and results of operations would have been had the Company operated without the Dental Business during the periods shown.

                SYBRON INTERNATIONAL CORPORATION AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED SEPTEMBER 30, 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                                                                                PRO FORMA       PRO FORMA
                                                                               HISTORICAL      ADJUSTMENTS         2000
                                                                               ----------      -----------      ---------

Net sales..................................................................    $ 863,575        $      --       $ 863,575
Cost of sales:
 Cost of product sold ......................................................     436,508               --         436,508
 Restructuring charge ......................................................       4,413               --           4,413
 Depreciation of purchase accounting adjustments ...........................         524               --             524
                                                                               ---------        ---------       ---------
Total cost of sales ........................................................     441,445               --         441,445
                                                                               ---------        ---------       ---------
Gross profit ...............................................................     422,130               --         422,130
                                                                               ---------        ---------       ---------
Selling, general and administrative expenses ...............................     186,418               --         186,418
Restructuring charge .......................................................       5,840               --           5,840
Depreciation and amortization of purchase accounting adjustments ...........      36,883               --          36,883
                                                                               ---------        ---------       ---------
Total selling, general and administrative expenses .........................     229,141               --         229,141
                                                                               ---------        ---------       ---------
Operating income ...........................................................     192,989               --         192,989
                                                                               ---------        ---------       ---------
Other income (expense):
 Interest expense ..........................................................     (48,684)             162 (a)     (48,522)
 Interest expense: SDS .....................................................        (766)             766 (b)          --
 Amortization of deferred financing fees ...................................        (533)            (217)(c)        (750)
 Other, net ................................................................       1,319               --           1,319
                                                                               ---------        ---------       ---------
Income from continuing operations  before income taxes .....................     144,325              711         145,036
Income taxes ...............................................................      57,601              284 (d)      57,885
                                                                               ---------        ---------       ---------
Income from continuing operations ..........................................      86,724              427          87,151
                                                                               =========        =========       =========

Basic earnings per share...................................................    $     .83                        $     .83
                                                                               =========                        =========
Diluted earnings per share.................................................    $     .81                        $     .82
                                                                               =========                        =========

Basic shares outstanding ...................................................     104,570               --         104,570
Effect of assumed conversion of employee stock options .....................       2,233             (150)(e)       2,083
                                                                               ---------        ---------       ---------
Diluted shares outstanding .................................................     106,803             (150)        106,653
                                                                               =========        =========       =========

See accompanying notes to pro forma consolidated financial statements.

                SYBRON INTERNATIONAL CORPORATION AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2000
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                                                      PRO FORMA
                                                                                                       PRO FORMA     SEPTEMBER 30,
                                                                                      HISTORICAL      ADJUSTMENTS        2000
                                                                                      ----------      -----------        ----
Current assets:
 Cash and cash equivalents ......................................................   $    12,411    $        --       $    12,411
 Accounts receivable, net .......................................................       173,585             --           173,585
 Inventories ....................................................................       141,779             --           141,779
 Deferred income taxes ..........................................................        13,226             --            13,226
 Net assets held for discontinued operations ....................................       152,970       (152,970)(f)            --
 Prepaid expenses and other current assets ......................................        16,564             --            16,564
                                                                                    -----------    -----------       -----------
      Total current assets ......................................................       510,535       (152,970)          357,565
                                                                                    -----------    -----------       -----------
Available for sale security .....................................................        54,444             --            54,444
Property, plant and equipment, net ..............................................       208,094             --           208,094
Intangible assets ...............................................................     1,008,153             --         1,008,153
Deferred income taxes ...........................................................         7,870             --             7,870
Other assets ....................................................................         3,268             --             3,268
                                                                                    -----------    -----------       -----------
      Total assets ..............................................................   $ 1,792,364    $  (152,970)      $ 1,639,394
                                                                                    ===========    ===========       ===========


Current liabilities:
 Accounts payable ...............................................................   $    51,899    $        --       $    51,899
 Advances and Loans from SDS ....................................................        77,762        (77,762)(g)            --
 Current portion of long-term debt ..............................................        34,327           (450)(h)        33,877
 Income taxes payable ...........................................................        16,604             --            16,604
 Accrued payroll and employee benefits ..........................................        30,509             --            30,509
 Restructuring reserve ..........................................................         5,609             --             5,609
 Deferred income taxes ..........................................................           807             --               807
 Other current liabilities ......................................................        23,622             --            23,622
                                                                                    -----------    -----------       -----------
      Total current liabilities .................................................       241,139        (78,212)          162,927
                                                                                    -----------    -----------       -----------
Long-term debt ..................................................................       649,409        (62,778)(h)       586,631
Securities lending agreement ....................................................        54,444             --            54,444
Deferred income taxes ...........................................................        93,048             --            93,048
Other liabilities ...............................................................         4,808             --             4,808
Commitments and contingent liabilities

  Shareholders' equity:
  Preferred stock, $0.01 par value; authorized 20,000,000
     Shares .....................................................................            --             --                --
  Common stock, $0.01 par value; authorized 250,000,000 shares,
issued 105,191,692 shares, outstanding 105,191,692 shares .......................         1,052             --             1,052
  Equity rights, 50 rights at $1.09 per right ...................................            --             --                --
  Additional paid-in capital ....................................................       271,739             --           271,739
  Retained earnings .............................................................       531,701             --           531,701
  Accumulated other comprehensive income ........................................       (54,976)            --           (54,976)
  Treasury common stock, 220 shares at cost .....................................            --             --                --
                                                                                    -----------    -----------       -----------
      Total shareholders' equity ................................................       749,516        (11,980)          737,536
                                                                                    -----------    -----------       -----------
      Total liabilities and shareholders' equity.................................   $ 1,792,364    $  (152,970)      $ 1,639,394
                                                                                    ===========    ===========       ===========


     See accompanying notes to pro forma consolidated financial statements.

                SYBRON INTERNATIONAL CORPORATION AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)


(a) To record interest expense savings on funds borrowed after the Distribution. In the historical period ended September 30, 2000, interest was allocated to the Dental Business based upon borrowings by the subsidiaries under the Company's then existing credit facilities. In connection with the Distribution, the Company's debt (inclusive of debt previously allocated to the Dental Business) decreased by $75,208. Weighted-average interest rates for the Refinancing were assumed to be 8.1%. This rate is based upon the terms of the credit agreement entered into in connection with the Distribution. Pro forma weighted average bank debt at the Company for the year ended September 30, 2000 was $618,576.


       YEAR ENDED SEPTEMBER 30, 2000
       Revolving Credit Facility........................     $  237,505           6.9%          8.1%       $ 2,929
       Term Loan A Tranche..............................        201,221           6.8%          8.1%         2,685
       Term Loan B Tranche..............................        179,850           8.2%          8.1%          (125)
       Reduction in Debt from the Distribution..........        (75,208)           --           8.1%        (6,092)
       Commitment fees of 0.25% of the unused
          portion of the Revolving Credit Facility
          of $256,600 less commitment fees paid in 2000.             --            --          .025%           441
                                                             ----------                                    -------
       Total pro forma bank debt........................     $  543,368                                    $  (162)
                                                             ==========                                    =======




         The following table reflects the effect on the pro forma combined statements of income of an increase or decrease of 10% from the current estimated interest rates on an annualized basis.

                                                                                       Year ended
                                                                                    September 30, 2000
                                                                                    ------------------
                   Change in income from continuing operations before taxes                $4,101
                                                                                           ======
                   Change in income from continuing operations                             $2,641
                                                                                           ======
                   Change in pro forma diluted earnings per share
                    from continuing operations                                             $  .02
                                                                                           ======


         (b)  To eliminate intercompany interest on loans from SDM.

         (c) To record increase in deferred financing fees as a result of the Refinancing.

         (d)  To record income tax expenses or benefits relating to (a) (b) and
              (c) above.

         (e) Represents the number of commons stock equivalents attributable to employees of SDS.

         (f)  To eliminate the net assets of SDS.

         (g)  To eliminate the intercompany payable owed to SDM.

          (h) To record the Dividend from the Dental Business to Sybron International, anticipated to aggregate $152.9 million, which will be applied to settle all intercompany loans and advances, and to allocate to the Dental Business $375.0 million of Sybron International's bank debt, as follows:


                                                                                          Pro Forma
                                                                   Historical            Adjustments       Pro Forma
                                                                   ----------            -----------       ---------
                                                                                     ( In thousands)
Current portion of bank term loan                                   $     450              $    (450)       $     --
Other current debt                                                     33,877                     --          33,877
                                                                    ---------              ---------       ---------
Total current portion of long-term debt                                34,327                   (450)         33,877
                                                                    =========              =========       =========
Long term portion of bank term loan                                 $ 380,920              $(380,920)       $     --
Revolving bank credit facility                                        256,400               (256,400)             --
New term loan                                                                                300,000         300,000
New revolving credit facility                                              --                274,542         274,542
Other long-term debt                                                   12,089                     --          12,089
                                                                    ---------              ---------       ---------
Total long-term debt                                                $ 649,409              $  74,758       $ 586,631
                                                                    =========              =========       =========

         (i) In connection with the Distribution, the Company will record a gain or loss on the operations distributed. This gain or loss is not included in these pro forma financial statements. The gain or loss is expected to include net income from the discontinued operations from October 1, 2000 through December 11, 2000, offset by fees and expenses associated with the Distribution. The Company believes the gain or loss will be immaterial to the results of operations of the Company taken as a whole.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  SYBRON INTERNATIONAL CORPORATION



Date:  December 19, 2000          By:    /s/ Jeffrey C. Leathe
                                      ---------------------------------------
                                  Jeffrey C. Leathe
                                  Executive Vice President -- Finance, Chief
                                  Financial Officer & Treasurer

                        SYBRON INTERNATIONAL CORPORATION
                               (THE "REGISTRANT")
                          (COMMISSION FILE NO. 1-11091)

                                  EXHIBIT INDEX
                                       TO
                 FORM 8-K CURRENT REPORT DATED DECEMBER 11,2000



  EXHIBIT                                                      INCORPORATED HEREIN                 FILED
  NUMBER                 DESCRIPTION                             BY REFERENCE TO                 HEREWITH
  ------         -------------------------                     -------------------               --------

   2.1           Contribution Agreement, Plan and              Exhibit 2.1 to the
                 Agreement of Reorganization and               Registrant's Form
                 Distribution, dated as of November            10-K for the fiscal year ended
                 28,2000, between the Registrant and           September 30, 2000 ( the "2000
                 Sybron Dental Specialties, Inc. ("SDS")       10-K")
                 and Sybron Dental Management, Inc.
                 (excluding the forms of the ancillary
                 agreements attached thereto as exhibits,
                 definitive copies of which are filed
                 as Exhibits 2.2 through 2.8 below)

   2.2           General Assignment, Assumption and            Exhibit 2.2 to the 2000 10-K
                 Agreement Regarding Litigation, Claims
                 and Other Liabilities, dated as of
                 December 11, 2000, between the
                 Registrant and SDS

   2.3           Trade Name Assignment and Transitional        Exhibit 2.3 to the 2000 10-K
                 Trade Name Use and License Agreement,
                 dated as of December 11, 2000, between
                 the Registrant and SDS

   2.4           Insurance Matters Agreement, dated as of      Exhibit 2.4 to the 2000 10-K
                 December 11, 2000, between the
                 Registrant and SDS

   2.5           Employee Benefits Agreement, dated as of      Exhibit 2.5 to the 2000 10-K
                 December 11, 2000, between the
                 Registrant and SDS

   2.6           Tax Sharing and Indemnification               Exhibit 2.6 to the 2000 10-K
                 Agreement, dated as of December 11,
                 between the Registrant and SDS

   2.7           Interim Administrative Services               Exhibit 2.7 to the 2000 10-K
                 Agreement, dated as of December 11,
                 between the Registrant and SDS

   2.8           Confidentially and Nondisclosure              Exhibit 2.8 to the 2000 10-K
                 Agreement, dated as of December 11,
                 between the Registrant and SDS